EXHIBIT 10.19

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

MACROPORE BIOSURGERY, INC.
1997 STOCK OPTION AND STOCK PURCHASE PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

Four Year Vesting - Month to Month

MacroPore Biosurgery, Inc., a Delaware corporation (the “Company”), hereby grants an option to purchase shares of its Common Stock (the “Shares”) to the optionee named below.  The terms and conditions of the option are set forth in this cover sheet, in the attachment and in the Company’s 1997 Stock Option and Stock Purchase Plan (the “Plan”).

Date of Option Grant:

Name of Optionee (print):

Optionee’s Social Security Number:

Shares of Common Stock Covered by Option:

Exercise Price per Share:

Vesting Start Date:

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also enclosed.

Optionee:

MacroPore Biosurgery:
Christopher J. Calhoun, Chief Executive Officer

Attachment

MACROPORE BIOSURGERY, INC.
1997 STOCK OPTION AND STOCK PURCHASE PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

Four Year Vesting –Month to Month

Nonstatutory Stock Option	This option is not intended to be an incentive stock option under section 422 of the Internal Revenue Code and will be interpreted accordingly.

Exercise and Vesting

This option is becomes exercisable to the extent as shown in the schedule below: This option shall vest as to 1/48th of the Shares on the one-month anniversary of the Vesting Start Date and 1/48th of the Shares each full month of Service thereafter. The Shares shall be one hundred percent (100%) vested on the fourth anniversary of the Vesting Start Date.

Notwithstanding the foregoing vesting schedule, upon a Change in Control, the vesting schedule shall be accelerated so that you shall acquire a vested interest in all then remaining unvested Shares.

No additional Shares shall vest after your Service to the Company has been terminated for any reason or no reason.

Term

Your option will expire in any event at the close of business at Company headquarters on the day before the 10th anniversary of the Date of Option Grant, as shown on the cover sheet. (It will expire earlier if your Service to the Company terminates, as described below.)

Regular Termination

If your Service to the Company terminates for any reason except death or Disability, then your option will expire at the close of business at Company headquarters on the 90th day after your termination date.

Death

In the event of your death while in Service, then your option will expire at the close of business at Company headquarters on the date six (6) months after the date of death. During that six (6) month period, your estate or heirs may exercise your option.

Disability	If your Service terminates because of your Disability, then your option will expire at the close of business at Company headquarters on the date six (6) months after your termination date.

“Disability” means that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

Leaves of Absence

For purposes of this option, your Service does not terminate when you go on a bona fide leave of absence, that was approved by the Company in writing, if the terms of the leave provide for continued service crediting, or when continued service crediting is required by applicable law. Your Service terminates in any event when the approved leave ends, unless you immediately return to active work.

The Company determines which leaves count for this purpose, and when your Service terminates for all purposes under the Plan.

Restrictions on Exercise	The Company will not permit you to exercise this option if the issuance of Shares at that time would violate any law or regulation.

Notice of Exercise

When you wish to exercise this option, you must notify the Company by filing the proper notice of exercise form at the address given on the form, a copy of which is attached hereto. Your notice must specify how many Shares you wish to purchase. Your notice must also specify how your Shares should be registered (in your name only or in your and your spouse’s names as community property or as joint tenants with right of survivorship). The notice will be effective when it is received by the Company.

If someone else wants to exercise this option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

Periods of Nonexercisability

Any other provision of this Agreement notwithstanding, the Company shall have the right to designate one or more periods of time, each of which shall not exceed one hundred eighty (180) days in length, during which this option shall not be exercisable if the Company determines (in its sole discretion) that such limitation on exercise could in any way facilitate a lessening of any restriction on transfer pursuant to the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws with respect to any issuance of securities by the Company, facilitate the registration or qualification of any securities by the Company under the Securities Act or any state securities laws, or facilitate the perfection of any exemption from the registration or qualification requirements of the Securities Act or any applicable state securities laws for the issuance or transfer of any securities. Such limitation on exercise shall not alter the vesting schedule set forth in this Agreement other than to limit the periods during which this option shall be exercisable.

Form of Payment	When you submit your notice of exercise, you must include payment of the option price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms:

• Your personal check, a cashier’s check or a money order.

•

Common Stock which has already been owned by you any time period specified by the Committee and which is surrendered to the Company. The value of the Stock, determined as of the effective date of the option exercise, will be applied to the option price.

•

To the extent that a public market for the Shares exists as determined by the Company, by delivery (on a form prescribed by the Committee) of an irrevocable direction to a securities broker to sell Shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price.

Withholding Taxes

You will not be allowed to exercise this option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the option exercise or the sale of Shares acquired upon exercise of this option.

Market Stand-Off Agreement

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, you shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement, not to exceed one hundred eighty (180) days, as may be requested by the Company or such underwriters.

In order to enforce the provisions of this paragraph, the Company may impose stop-transfer instructions with respect to the Shares until the end of the applicable stand-off period.

Restrictions on Resale	By signing this Agreement, you agree not to sell any option Shares at a time when applicable laws, regulations or Company or underwriter trading policies prohibit a sale.

You represent and agree that the Shares to be acquired upon exercising this option will be acquired for investment, and not with a view to the sale or distribution thereof.

In the event that the sale of Shares under the Plan is not registered under the Securities Act of 1933 but an exemption is available which requires an investment representation or other representation, you shall represent and agree at the time of exercise to make such representations as are deemed necessary or appropriate by the Company and its counsel as a condition of issuance of the Shares to you by the Company.

The Company’s Right of First Refusal

In the event that you propose to sell, pledge or otherwise transfer to a third party any Shares acquired under this Agreement, or any interest in such Shares, the Company shall have the “Right of First Refusal” with respect to all (and not less than all) of such Shares. If you desire to transfer Shares acquired under this Agreement, you must give a written notice to the Company describing fully the proposed transfer, including the number of Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee (the “Transfer Notice”). The Transfer Notice shall be signed both by you and by the proposed new transferee and must constitute a binding commitment of both parties to the transfer of the Shares. The Company shall have the right to purchase all, and not less than all, of the Shares on the terms of the proposal described in the Transfer Notice (subject, however, to any change in such terms permitted in the next paragraph) by delivery of a notice of exercise of the Right of First Refusal within thirty (30) days after the date when the Transfer Notice was received by the Company.

If the Company fails to exercise its Right of First Refusal before or within thirty (30) days after the date when it received the Transfer Notice, you may, not later than ninety (90) days following receipt of the Transfer Notice by the Company, conclude a transfer of the Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by you, shall again be subject to the Right of First Refusal and shall require compliance with the procedure described in the paragraph above. If the Company exercises its Right of First Refusal, the parties shall consummate the sale of the Shares on the terms set forth in the Transfer Notice within sixty (60) days after the date when the Company received the Transfer Notice (or within such longer period as may have been specified in the Transfer Notice); provided, however, that in the event the Transfer Notice provided that payment for the Shares was to be made in a form other than lawful money paid at the time of transfer, the Company shall have the option of paying for the Shares with lawful money equal to the present value of the consideration described in the Transfer Notice.

The Company’s Right of First Refusal shall inure to the benefit of its successors and assigns, shall be freely assignable in whole or in part and shall be binding upon any transferee of the Shares.

The Company’s Right of First Refusal shall terminate in the event that Stock is listed on an established stock exchange or is quoted regularly on the Nasdaq Stock Market.

Transfer of Option

Prior to your death, only you may exercise this option. You cannot transfer or assign this option. For instance, you may not sell this option or use it as security for a loan. If you attempt to do any of these things, this option will immediately become invalid. You may, however, dispose of this option in your will, or you may designate a beneficiary to exercise this option.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a notice of exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual’s interest in your option in any other way.

No Retention Rights

Your option or this Agreement do not give you the right to be retained by the Company (or any subsidiaries) in any capacity. The Company (and any subsidiaries) reserve the right to terminate your Service at any time and for any reason.

Shareholder Rights

You, or your estate or heirs, have no rights as a shareholder of the Company until a certificate for your option Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

Adjustments

In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of Shares covered by this option and the exercise price per share may be adjusted pursuant to the Plan. Your option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Legends	All certificates representing the Shares issued upon exercise of this option shall, where applicable, have endorsed thereon the following legends:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE INITIAL HOLDER HEREOF. SUCH AGREEMENT PROVIDES FOR CERTAIN TRANSFER RESTRICTIONS, INCLUDING RIGHTS OF FIRST REFUSAL UPON AN ATTEMPTED TRANSFER OF THE SECURITIES AND CERTAIN REPURCHASE RIGHTS IN FAVOR OF THE COMPANY UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE NOT REQUIRED.”

Applicable Law	This Agreement will be interpreted and enforced under the laws of the State of California without regard to conflicts of laws provisions thereof.

The Plan and Other Agreements	The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan.

This Agreement and the Plan constitute the entire understanding between you and the Company regarding this option. Any prior agreements, commitments or negotiations concerning this option are superseded.

Special Notice to California Residents

MacroPore Biosurgery’s Plan does not allow for transferability by instrument to an inter vivos or testamentary trust, or by gift to immediate family as defined in 17 CFR 240.16a-1(e), of options that are granted pursuant to the Plan, nor does MacroPore Biosurgery’s Plan allow for transferability by will or the laws or descent or distribution of rights to purchase MacroPore Biosurgery’s common stock that are granted pursuant to the Plan.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan.

NOTICE OF EXERCISE OF STOCK OPTION

MacroPore Biosurgery, Inc.
6740 Top Gun Street
San Diego, CA 92121
Attn:  Chief Financial Officer

Re:                               Exercise of Stock Option to Purchase Shares of Company Stock

Ladies and Gentlemen:

Pursuant to the Stock Option Agreement dated                     , 199       (the “Stock Option Agreement”), between MacroPore Biosurgery, Inc., a Delaware corporation (the “Company”), and the undersigned, I hereby elect to purchase                            shares of the common stock of the Company (the “Shares”), at the price of $                     per Share.  My check in the amount of $                       and the executed Assignment Separate from Certificate are enclosed.  The Shares are to be issued and registered in the name(s) of:

The undersigned understands there may be tax consequences as a result of the purchase or disposition of the Shares.  The undersigned represents that he/she has received and reviewed the Plan’s federal tax information and consulted with any tax consultants he/she deems advisable in connection with the purchase or disposition of the Shares and the undersigned is not relying on the Company for any tax advice.

The undersigned acknowledges that he/she has received, read and understood the Stock Option Agreement and agrees to abide by and be bound by their terms and conditions.  The undersigned represents that the Shares are being acquired solely for his/her own account and not as a nominee for any other party, or for investment, and that the undersigned purchaser will not offer, sell or otherwise dispose of any such Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

Dated:

(Signature)

(Please Print Name)

Social Security No.

(Full Address)